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                                                                   EXHIBIT 10.14

                   FIBER OPTIC CABLE ON FREEWAYS IN MISSOURI
                                   AMENDMENT

     This amendment to the Agreement executed July 29, 1994, is entered into by the Missouri Highway and Transportation Commission (hereinafter the "MHTC") and Digital Teleport, Inc., (hereinafter the "Fiber Optic Contractor," or "FOC").

     (1) Paragraph (23) of the original Agreement is hereby amended to read as follows:

     (23)  PERFORMANCE AND PAYMENT BOND:   The FOC must furnish and attach to
this Agreement, a performance and payment bond on the form provided by MHTC without deviations, omissions or additions, in at least the penal sum of Two Hundred Fifty Thousand Dollars ($250,000). This bond shall be issued and executed by a surety or sureties acceptable to MHTC, to ensure the proper and prompt completion of the work in accordance with the provisions of this contract, and to ensure payment for all labor performed and materials installed, consumed or used in the work. The bond, if executed by a surety which is a corporation organized in a state other than Missouri, shall be signed by an agent or broker licensed by the Director of the Missouri Department of Insurance. A bond shall remain in full force and effect until the entire fiber optic cable system, and all related equipment and materials are fully installed and operational, in accordance with the terms of this contract. Provided however, the bond will be issued on an annually renewable basis. All renewals will be at the option of the surety, and will be provided in the form of a written continuation certificate executed by the surety. The continuation certificate will be provided to MHTC no later than thirty (30) days prior to the expiration of the current bond. At such time, and upon production of satisfactory documentation by the FOC that it has paid in full the costs of all labor performed and materials installed, consumed or used in the fiber optic cable system, the FOC may apply to MHTC to substitute another bond, or Irrevocable Letter of Credit acceptable to MHTC, having the penal sum of not less than Fifty Thousand Dollars ($50,000), to ensure the continued maintenance and performance of that system for the remaining term of this Agreement in accord with its provisions, and the payment for all labor performed and materials installed, consumed or used in that phase of the contract work. The initial bond(s) shall remain in effect for the purpose of satisfying those valid project claims against the FOC for work, materials or obligations performed or incurred prior to the date a valid $50,000 substitute bond, or Irrevocable Letter of Credit, was accepted by MHTC. In any event, the original, or a valid substitute bond, or Irrevocable Letter of Credit, shall remain in full force and effect at all times, without a break in coverage, for the initial period and all renewal periods of this Agreement. No initial or substitute performance and payment surety bond shall be cancelled except prospectively, and with at least thirty (30) days' advance notice in writing to MHTC and the FOC. Neither non-renewal by the surety, nor failure, nor inability of the FOC to file a replacement bond shall constitute a loss to the MHTC which is recoverable under the expiring bond. The Surety's liability under this bond and all continuation certificates issued in connection therewith shall not be cumulative and shall in no event exceed the amount as set forth in the bond, or in any additions, riders, or endorsements properly issued by the surety as supplements thereto. Prior to such effective date of cancellation of the performance and payment bond, the FOC must obtain and submit to MHTC a valid substitute bond, or Irrevocable Letter of Credit, meeting all terms of this Agreement. The FOC shall not perform any construction, work or maintenance under the original contract without an original bond or an Irrevocable Letter of Credit in full force during the actual time of performance of the original contract.

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     (2)  All other terms and conditions of the original Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have entered into this Agreement on the date last written below.

     Executed by Digital Teleport, Inc. this   21   day of   September   , 1994.
                                             ------        --------------
     Executed by the Commission this           22   day of   September   , 1994.
                                             ------        --------------

     MISSOURI HIGHWAY AND               DIGITAL TELEPORT, INC.
     TRANSPORTATION COMMISSION

            /s/ Gary Chullino               /s/ Richard D. Weinstein
     ---------------------------------  ---------------------------------
          Assistant Chief Engineer       Richard D. Weinstein, President



      Attest:                            Attest:


          /s/ Mari Ann Winters          By  /s/ Richard D. Weinstein
     ---------------------------------      -----------------------------
       Secretary to the Commission
                                        Title  Pres/Secy
                                             -----------------------------


     Approved as to Form:                     Approved as to Form:


          /s/ Marci L. Horton           /s/ Richard S. Brownlee III
     ---------------------------------  ---------------------------------
          Commission Counsel            Richard Brownlee, Attorney at Law




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